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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K/A
                                (AMENDMENT NO. 1)
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of Earliest Event Reported): August 21, 2001

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                          LEUCADIA NATIONAL CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                                    NEW YORK
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                 (State or Other Jurisdiction of Incorporation)


         1-5721                                          13-2615557
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)



315 PARK AVENUE SOUTH, NEW YORK, NEW YORK                           10010
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(Address of Principal Executive Offices)                         (Zip Code)



                                 (212) 460-1900
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              (Registrant's Telephone Number, Including Area Code)




          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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

Item 2.  Acquisition or Disposition of Assets.

         As more fully described in Leucadia National Corporation's (the "Company") Form 8-K dated August 21, 2001, on that date the Company acquired an indirect 25% equity interest in The FINOVA Group Inc. ("Finova"), which it owns through its interest in Berkadia LLC ("Berkadia"), and entered into certain agreements in connection with the acquisition of its interest in Finova and the $5.6 billion loan by Berkadia (the "Berkadia Loan") to FINOVA Capital Corporation used to fund a portion of Finova's chapter 11 reorganization plan (collectively, the "Finova transactions"). This Form 8-K/A amends the aforementioned Form 8-K by including the financial statements and exhibits set forth under Item 7.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements of business acquired:
                  Note: Audited annual and unaudited interim financial statements of Berkadia LLC for the relevant periods are not applicable as the entity was formed in February 2001 and had no assets, liabilities or operating results throughout such periods.

           (1) Audited consolidated financial statements of The FINOVA Group Inc. for the year ended December 31, 2000 described below, incorporated by reference to Item 14 of Finova's Annual Report to Stockholders on Form 10-K for the fiscal year ended December 31, 2000
                     o   Report of Independent Auditors
                     o   Consolidated Balance Sheets as of December 31, 2000
                         and 1999
                     o Statements of Consolidated Operations for the years ended December 31, 2000, 1999 and 1998
                     o   Statements of Consolidated Shareowners' Equity
                     o   Statements of Consolidated Cash Flows
                     o   Notes to Consolidated Financial Statements

           (2) Unaudited consolidated financial statements of The FINOVA Group Inc. for the six months ended June 30, 2001 described below, incorporated by reference to Item 1 of Finova's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2001
                     o   Condensed Consolidated Balance Sheet as of June 30,
                         2001
                     o Condensed Statements of Consolidated Operations for the three and six months ended June 30, 2001 and 2000
                     o Condensed Statements of Consolidated Cash Flows for the six months ended June 30, 2001 and 2000

         (b)      Pro forma financial information:

         The accompanying unaudited pro forma consolidated balance sheet information as of June 30, 2001 and unaudited pro forma consolidated income statements for the year ended December 31, 2000 and the six months ended June

30, 2001 are presented to reflect the Finova transactions as if they had occurred on the dates indicated below.

         The accompanying unaudited pro forma consolidated income statements should be read in conjunction with the Company's historical consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and its Quarterly Report on Form 10-Q for the period ended June 30, 2001 and the historical consolidated financial statements and notes thereto of Finova, which are referenced in Item 7 hereof and are incorporated into this Report. The unaudited pro forma consolidated financial statements are presented for informational purposes only and are not necessarily indicative of actual results had the Finova transactions occurred as described in the preceding paragraph, nor do they purport to represent results of future operations.

         If the Finova transactions had occurred on June 30, 2001, the Company's unaudited consolidated balance sheet would have reflected the receipt of $30 million for its 50% share of a funding fee paid by Finova in connection with the Berkadia Loan and recognition of the related deferred income as further described in note (c) to the unaudited pro forma consolidated income statements.

         The pro forma consolidated income statements present the Company's historical consolidated income statements for the year ended December 31, 2000 and the six months ended June 30, 2001 adjusted to give effect to the FINOVA transactions as if they had occurred on January 1, 2000.


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

Leucadia National Corporation and Subsidiaries
Unaudited Pro Forma Consolidated Income Statement
For the year ended December 31, 2000
(In thousands, except earnings per share amounts)

                                                                        Pro forma          Pro forma as
                                                         Historical     Adjustments        Adjusted
                                                         -------------  ----------------   ----------------
Revenues:
Insurance revenues and commissions                           $108,494                             $108,494
Manufacturing                                                  65,019                               65,019
Finance                                                        89,007                               89,007
Investment and other income                                   300,449           $4,000 (a)         304,449
Equity in income of associated companies                       29,293           11,200 (b)         (23,173)
                                                                                30,916 (c)
                                                                               (94,582)(d)
Net securities gains                                          123,225                              123,225
                                                         -------------  ----------------   ----------------
                                                              715,487          (48,466)            667,021
                                                         -------------  ----------------   ----------------
Expenses:
Provision for insurance losses and policy benefits            150,066                              150,066
Amortization of deferred policy acquisition costs              26,289                               26,289
Manufacturing cost of goods sold                               40,650                               40,650
Interest                                                       57,713                               57,713
Salaries                                                       58,982                               58,982
Selling, general and other expenses                           188,485                              188,485
                                                         -------------  ----------------   ----------------
                                                              522,185                0             522,185
                                                         -------------  ----------------   ----------------
   Income before income taxes, minority expense
     of trust preferred securities and extraordinary
     gain                                                     193,302          (48,466)            144,836
Income taxes                                                   72,756          (16,963)(e)          55,793
                                                         -------------  ----------------   ----------------
   Income before minority expense of trust
     preferred securities and extraordinary gain              120,546          (31,503)             89,043
Minority expense of trust preferred securities, net
  of taxes                                                      5,521                0               5,521
                                                         -------------  ----------------   ----------------
   Income before extraordinary gain                          $115,025         $(31,503)            $83,522
                                                         =============  ================   ================


Basic earnings per common share:
Income before extraordinary gain                                $2.07                                $1.50
Number of shares in calculation                                55,529                               55,529


Diluted earnings per common share:
Income before extraordinary gain                                $2.07                                $1.50
Number of shares in calculation                                55,598                               55,598


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
Leucadia National Corporation and Subsidiaries
Unaudited Pro Forma Consolidated Income Statement
For the six months ended June 30, 2001
(In thousands, except earnings per share amounts)

                                                                         Pro forma          Pro forma as
                                                          Historical     Adjustments        Adjusted
                                                          -------------  ---------------    ----------------
Revenues:
Insurance revenues and commissions                             $41,828                              $41,828
Manufacturing                                                   26,261                               26,261
Finance                                                         56,610                               56,610
Investment and other income                                    113,355             $662(a)          114,017
Equity in income of associated companies                        26,824            5,600(b)           47,882
                                                                                 15,458(c)
                                                                                      0(d)
Net securities gains                                            17,952                               17,952
                                                          -------------  ---------------    ----------------
                                                               282,830           21,720             304,550
                                                          -------------  ---------------    ----------------
Expenses:
Provision for insurance losses and policy benefits              85,508                               85,508
Amortization of deferred policy acquisition costs               16,965                               16,965
Manufacturing cost of goods sold                                18,034                               18,034
Interest                                                        29,221                               29,221
Salaries                                                        28,010                               28,010
Selling, general and other expenses                             90,253                               90,253
                                                          -------------  ---------------    ----------------
                                                               267,991                0             267,991
                                                          -------------  ---------------    ----------------
   Income before income taxes, minority expense
     of trust preferred securities, extraordinary gain
     and cumulative effect of a change in accounting
     principle                                                  14,839           21,720              36,559
Income taxes                                                     6,102            7,602(e)           13,704
                                                          -------------  ---------------    ----------------
   Income before minority expense of trust
     preferred securities, extraordinary gain
     and cumultive effect of a change in accounting
     principle                                                   8,737           14,118              22,855
Minority expense of trust preferred securities, net
  of taxes                                                       2,761                0               2,761
                                                          -------------  ---------------    ----------------
   Income before extraordinary gain and cumulative
     effect of a change in accounting principle                 $5,976          $14,118             $20,094
                                                          =============  ===============    ================

Basic earnings per common share:
Income before extraordinary gain and cumulative
  effect of a change in accounting principle                     $0.11                                $0.36
Number of shares in calculation                                 55,309                               55,309

Diluted earnings per common share:
Income before extraordinary gain and cumulative
  effect of a change in accounting principle                     $0.11                                $0.36
Number of shares in calculation                                 55,635                               55,635

           Notes to Unaudited Pro Forma Consolidated Income Statements

                  The amounts described in notes (b), (c) and (d) are recorded under the equity method of accounting and are reflected in the caption "Equity in income of associated companies."
                  (a) Represents the Company's 50% share of the annual management fee. For the six months ended June 30, 2001, the pro forma adjustment is for two months, as four months were reflected in the historical financial statements.
                  (b) Represents the Company's 10% share of income related to the Berkadia Loan. The income on the Berkadia Loan is based on the interest rate differential between the Berkadia Loan and Berkadia's borrowing costs, estimated to be 200 basis points. The income estimate assumes that the Berkadia Loan's $5.6 billion outstanding principal balance remains unchanged under the assumption that any available cash generated by

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

                           Finova would have been used to make the cash distribution to Finova's creditors required under the plan of reorganization. However, if cash is available to repay any portion of the Berkadia Loan, the Company's actual share of the related income will be less than the pro forma amount shown.
                  (c) Represents the Company's share of the straight-line amortization of debt discount relating to the Berkadia Loan. The total initial amount of the debt discount recorded by Berkadia is the sum of the amount allocated to its investment in Finova's common stock (approximately $189 million), plus the $60 million commitment fee and $60 million funding fee received by Berkadia in connection with the Berkadia Loan. The Company received 50% of the cash fees and recognizes 50% of the discount amortization.
                  (d) Represents the Company's share of losses recorded by Berkadia under the equity method attributable to its common stock investment in Finova. Berkadia's recognition of its share of Finova's losses is suspended once Berkadia's equity interest in Finova is reduced to zero. Berkadia's initial investment in Finova is based upon the number of common shares of Finova owned by Berkadia valued at $3.10 per share, representing the closing market price on August 21, 2001 (the date the Finova transactions were consummated), discounted to reflect an estimate for marketability restrictions. Although the Company has no cash investment in Berkadia, since it has guaranteed 10% of the third party financing provided to Berkadia, the Company will record its share of any losses recorded by Berkadia up to the amount of the Company's guarantee.
                  (e) Adjustment of income taxes to reflect pro forma adjustments.

         (c)      Exhibits.

                  23.1     Consent of Ernst & Young LLP




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

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LEUCADIA NATIONAL CORPORATION

                                        By: /s/ Barbara L. Lowenthal
                                            --------------------------------
                                            Barbara L. Lowenthal
                                            Vice President


Date: November 5, 2001













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                                  EXHIBIT INDEX
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Exhibit Number      Description
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     23.1           Consent of Ernst & Young LLP